UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2017

ATLAS RESOURCES PUBLIC #18-2009(B) L.P.

(Exact name of registrant specified in its charter)

Delaware	333-150925-02	26-3223040
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 4, 2017, certain subsidiaries of Titan Energy, LLC (“Titan”) entered into a purchase and sale agreement (as amended, the “Agreement”) with Diversified Energy, LLC (“Diversified”) to sell its conventional Appalachia and Marcellus assets for an aggregate of $84.2 million. On June 30, 2017, Titan completed the sale of a majority of the assets to be sold pursuant to the Agreement for cash proceeds of approximately $65.6 million. On September 29, 2017, Titan completed the sale of the remainder of the assets for additional cash proceeds of $11.4 million (the “Second Closing”). The assets Titan sold to Diversified at the Second Closing included its indirect interests in certain of the assets of Atlas Resources Public #18-2009 (B) L.P. (the “Company”). Under the Agreement, approximately $2.1 million of the purchase price received by Titan was attributable to the assets of the Company transferred to Diversified at the Second Closing.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma balance sheet of the Company as of June 30, 2017, and the related pro forma statements of operations for the six months ended June 30, 2017 and the years ended December 31, 2016 and 2015 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

2.1	Purchase and Sale Agreement by and among certain subsidiaries of Titan Energy, LLC and Diversified Energy LLC, dated May 4, 2017.*

2.2	First Amendment to Purchase and Sale Agreement by and among certain subsidiaries of Titan Energy, LLC and Diversified Energy LLC, dated June 30, 2017.*

99.1	Unaudited pro forma financial information.

*	The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant will furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCES PUBLIC #18-2009(B) L.P. By: Atlas Resources, LLC, its Managing General Partner

Dated: October 3, 2017	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer of the Managing General Partner